Restructuring Charges	12 Months Ended
Nov. 30, 2014
Restructuring and Related Activities [Abstract]
Restructuring Charges
Restructuring Charges

During 2012, we consolidated positions to our accounting and customer care Centers of Excellence (COE) locations as we completed successive ERP releases, as well as eliminated positions to accomplish other operational efficiencies. We also began consolidating legacy data centers in 2012, which included certain contract termination costs. We recorded approximately $16.8 million of restructuring charges for these activities. The activities included the movement or elimination of 271 positions. Of the total charge, approximately $13.4 million of the charge was recorded in the Americas segment, approximately $3.0 million was recorded in the EMEA segment and approximately $0.4 million was recorded in the APAC segment.

During 2013, we eliminated 245 positions and incurred additional direct and incremental costs related to identified operational efficiencies, continued consolidation of positions to our COE locations, and further consolidation of our legacy data centers. We recorded approximately $13.5 million of restructuring charges for these activities. Of these charges, approximately $9.4 million was recorded in the Americas segment, $3.5 million was recorded in the EMEA segment, and $0.6 million was recorded in the APAC segment.

During 2014, we eliminated 168 positions and incurred additional direct and incremental costs related to identified operational efficiencies (including lease abandonments), continued consolidation of positions to our COE locations, and further consolidation of our legacy data centers. We recorded approximately $9.3 million of restructuring charges for these activities. Of these charges, approximately $5.8 million was recorded in the Americas segment, $3.1 million was recorded in the EMEA segment, and $0.4 million was recorded in the APAC segment. We expect to continue to incur costs related to these and other similar activities in future periods, resulting in additional restructuring charges.

The following table shows our restructuring activity and provides a reconciliation of the restructuring liability as of November 30, 2014 (in thousands):

	Employee Severance and Other Termination Benefits	Contract Termination Costs	Other	Total
Balance at November 30, 2011	$540	$—	$—	$540
Add: Restructuring costs incurred	13,847	2,228	1,008	17,083
Revision to prior estimates	(254)	—	—	(254)
Less: Amount paid	(10,970)	(725)	(949)	(12,644)
Balance at November 30, 2012	3,163	1,503	59	4,725
Add: Restructuring costs incurred	13,906	525	450	14,881
Revision to prior estimates	(1,498)	75	—	(1,423)
Less: Amount paid	(13,002)	(2,000)	(486)	(15,488)
Balance at November 30, 2013	2,569	103	23	2,695
Add: Restructuring costs incurred	8,755	575	1,269	10,599
Revision to prior estimates	(1,586)	259	—	(1,327)
Less: Amount paid	(6,771)	(920)	(1,152)	(8,843)
Balance at November 30, 2014	$2,967	$17	$140	$3,124

As of November 30, 2014, approximately $2.3 million of the remaining liability was in the Americas segment and approximately $0.8 million was in the EMEA segment. The entire $3.1 million is expected to be paid in 2015.